Intangible Assets Estimated Amortization Expense (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)
Finite-Lived Intangible Assets [Line Items]
2022	¥ 1,975	$ 310
2023	1,574	247
2024	1,357	213
2025	1,314	206
2026	1,258	197
Thereafter	2,574	404
Total	¥ 10,052	$ 1,577	¥ 12,575